STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
STATEMENTS OF OPERATIONS
General and administrative expenses (includes director fees in the amount of $5, $6 and $10, for the years 2024, 2023 and 2022, respectively)	$ 39	$ 38	$ 41
Operating loss	(39)	(38)	(41)
Financial income, net	117	100	56
Net profit (loss)	$ 78	$ 62	$ 15
Per share data
Basic and diluted profit (loss)	$ 0.062	$ 0.049	$ 0.012
Number of outstanding shares used in computing profit (loss) per ordinary share
Basic and diluted	1,255,640	1,255,640	1,255,640